                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------
                                   FORM N-CSR
                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-9114

                             THE NEEDHAM FUNDS, INC.
               (Exact name of registrant as specified in charter)

                                   ----------

                                 445 Park Avenue
                            New York, New York 10022
               (Address of principal executive offices) (Zip Code)

                          The Corporation Trust Company
                              300 E. Lombard Street
                            Baltimore, Maryland 21202
                     (Name and Address of agent for service)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (212) 371-8300

                   DATE OF FISCAL YEAR END: December 31, 2003

           DATE OF REPORTING PERIOD: January 1, 2003 to June 30, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.

                                                                      Semiannual
                                                                          Report

                                                                   NEEDHAM FUNDS

Seeking to build wealth for long-term investors.

                                                  Six Months Ended June 30, 2003
                                                                     (Unaudited)

                                                             Needham Growth Fund

                                                  Needham Aggressive Growth Fund

                                                   Needham Small Cap Growth Fund

                                                         [NEEDHAM FUNDS GRAPHIC]

                                                            www.needhamfunds.com

[Needham Funds LOGO]

445 Park Avenue
New York, New York 10022-2606

1-800-625-7071
WWW.NEEDHAMFUNDS.COM

Semiannual Report
For the Six Months Ended June 30, 2003
(Unaudited)

CONTENTS

LETTER FROM THE ADVISER
  NEEDHAM GROWTH FUND                              1
  NEEDHAM AGGRESSIVE GROWTH FUND                   7
  NEEDHAM SMALL CAP GROWTH FUND                   11
SCHEDULE OF INVESTMENTS
  NEEDHAM GROWTH FUND                             14
  NEEDHAM AGGRESSIVE GROWTH FUND                  21
  NEEDHAM SMALL CAP GROWTH FUND                   25
SCHEDULE OF SECURITIES SOLD SHORT
  NEEDHAM GROWTH FUND                             19
  NEEDHAM AGGRESSIVE GROWTH FUND                  24
  NEEDHAM SMALL CAP GROWTH FUND                   27
STATEMENTS OF ASSETS AND LIABILITIES              28
STATEMENTS OF OPERATIONS                          29
STATEMENTS OF CHANGES IN NET ASSETS               30
FINANCIAL HIGHLIGHTS
  NEEDHAM GROWTH FUND                             31
  NEEDHAM AGGRESSIVE GROWTH FUND                  32
  NEEDHAM SMALL CAP GROWTH FUND                   33
NOTES TO FINANCIAL STATEMENTS                     34

[BAR CHART]

                                                                     1ST QUARTER 2003*                  2ND QUARTER 2003*
                                                                     -----------------                  -----------------
Dow Jones (1)|Industrial|Average                                           -3.64                              13.12
Russell (2)|2000 Index                                                     -4.48                              23.43
S&P (3)|500 Index                                                          -3.15                              15.39
NASDAQ (4)|Composite|Index                                                  0.58                              21.11
Morgan Stanley (5)|High Tech|Index                                          0.06                              27.66
S&P (6)|Healthcare|Index                                                    0.85                               9.63
Bloomberg (7)|Broadcast &|Cable Stock Index                                -7.26                              12.65
S&P (8)|Retail Index                                                        2.09                              20.27
Philadelphia (9)|Oil Service|Index                                         -2.52                               8.66


 *Source of data: Bloomberg

1. The Dow Jones Industrial Average is a price-weighted average of 30 blue-chips that are generally the leaders in their industry.
2. The Russell 2000 Index is a broad unmanaged index comprised of the smallest 2000 companies in the Russell 3000.
3. The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
4. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.
5. The Morgan Stanley High Tech Index is an equal dollar-weighted index of 35 stocks from 9 technology subsectors.
6. The S&P Health Care Index is a capitalization-weighted index of all stocks in the S&P 500 that are in the business of health care related products or services.
7. The Bloomberg Broadcasting & Cable Stock Index is a price-weighted index that measures the performance of the U.S. broadcasting and cable industries.
8. The S&P Retail Index is a capitalization-weighted index of all stocks in the S&P 500 that are in the retail industry.
9. The Philadelphia Oil Service Index is a price-weighted index of leading oil service companies.

Needham Growth Fund                                       SEMIANNUAL REPORT 2003
--------------------------------------------------------------------------------

Dear Shareholders,

This is the first quarterly report by the new team of Vince Gallagher and Jim Kloppenburg, who replaced Peter Trapp as joint portfolio managers for the Needham Growth Fund ("NGF" or the "Fund") on April 22, 2003. Vince has been running the Needham Small Cap Growth Fund since its inception on May 22, 2002 and Jim has been running the Needham Aggressive Growth Fund since its inception on September 4, 2001. We plan to continue the Fund's successful "Growth at a Reasonable Price" ("GARP") approach. We are pleased to report on page 2 our performance results for the Fund, NASDAQ symbol NEEGX, for the six months ended June 30, 2003 ("6 months"), the year ended June 30, 2003 ("1 Year"), the three-year period ended June 30, 2003 ("3 Years"), the five-year period ended June 30, 2003 ("5 Years") and from January 1, 1996 to June 30, 2003 ("since inception"). The Fund was up 23.61% for the 2Q03, is up 5.69% for the year, and is up 20.01% since inception compounded annually.

--------------------
Performance
One year ended
June 30, 2003
NEEDHAM GROWTH FUND                              20.38
S&P 500 (1) INDEX                                11.76
S&P 400 MIDCAP (2) INDEX                         12.41
RUSSELL 2000 (3) INDEX                           17.90

------------------------------
Performance since Inception(4)
through
June 30, 2003
Cumulative
NEEDHAM GROWTH FUND                                                             292.58
S&P 500 (1) INDEX                                                                77.95
S&P 400 MIDCAP (2) INDEX                                                        141.68
RUSSELL 2000 (3) INDEX                                                           57.90

------------------------------
Performance since Inception(4)
through
June 30, 2003
Annualized
NEEDHAM GROWTH FUND                                                              20.01
S&P 500 (1) INDEX                                                                 7.98
S&P 400 MIDCAP (2) INDEX                                                         12.47
RUSSELL 2000 (3) INDEX                                                            6.27

----------------------------

1. S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
2. S&P 400 Midcap Index is a broad unmanaged measure of the U.S. stock market.
3. Russell 2000 Index is a broad unmanaged index comprised of the smallest 2000 companies in the Russell 3000.
4. The inception date of the Fund was 1/1/96.

NGF seeks to create long-term, tax-efficient capital appreciation for its investors. To this end, NGF targets companies with products or services that are selling or marketing into high-growth markets. These companies normally have earnings growth of at least 15-20%, product and market dominance, and the ability to consolidate their market positions. They may also have a competitive advantage by acquiring and retaining more customers or driving costs down and profits up. NGF also looks for seasoned and motivated managements with records of building shareholder value. Companies with these characteristics sometimes find themselves in a temporary earnings downturn or shortfall or may be in a product transition. This often causes aggressive growth or dynamic growth investors to sell. At this point, NGF may deem the stock to be reasonably priced and purchase it for long-term capital appreciation. Hence, the discipline called "Growth At a Reasonable Price," or GARP.

Needham Growth Fund
--------------------------------------------------------------------------------

After April 22, we decided that the number of positions in the Fund had become unmanageable and we embarked on a strategy to reduce the overall number of holdings in the Fund from 155 to 125 at June 30. In addition, within the holdings, we have reduced the concentration on energy/industrial/ metals names from 30.5% in mid-April down to 14.8% at June 30 and may bring that lower to create better diversification in the Fund. These actions were a continuation of programs that had begun earlier in the year. Overall, at June 30, we had a reasonable short position (13.03%), an attractive cash position (24.7%), and a seasoned portfolio of long stock investments that performed very well during the second quarter.

As shown below, we outperformed all four of the benchmark indices in the second quarter of 2003, as technology and telecom led the market higher; we believe it was more a bounce from severely depressed levels than strength in the economy or a turn-up in business where there is still significant overcapacity, especially in technology. As discussed above, we spent most of the second quarter trimming back the number of holdings, taking some gains and losses in the process and creating what we hope will be a better balanced portfolio going into the second half of the year. We added one or two new names, and we hope to add more as the year progresses. On the short side, we reduced many of our positions in late April and early May, going from over 20% down to about 13.03%. This action benefited the Fund substantially as the market continued the April rally into May and then June.

The equity markets staged an impressive rally in the second quarter of 2003, ending the quarter up 15.4% as measured by the S&P 500 Index and rising 23.9% from the March 11 intraday low to the recent high on June 17. Investor sentiment surveys have also shown a corresponding rise in investor optimism off the March lows, as an increasing number of market participants believe the three-year bear market to be over.

      ---------------------------------------------------------------------------------------------------------------
                                            COMPARATIVE PERFORMANCE STATISTICS
                 BENCHMARKS             6 MONTHS      1 YEAR       3 YEARS(6)      5 YEARS(6)      SINCE INCEPTION(6)
      --------------------------------   ------       -------       --------        -------              ------
      Needham Growth Fund(1)             20.38%        5.69%       (5.94%)(7)       15.07%(8)            20.01%(9)(10)
      Nasdaq Composite Index(2)          21.82%       11.44%        (25.51%)        (2.70%)               6.30%
      S&P 500 Index(3)                   11.76%        0.25%        (11.17%)        (1.80%)               7.98%
      S&P 400 Midcap Index(4)            12.41%       (0.72%)         1.13%          6.93%               12.47%
      Russell 2000 Index(5)              17.90%       (1.63%)        (3.20%)         1.02%                6.27%
      ---------------------------------------------------------------------------------------------------------------

 1. Investment results calculated after reinvestment of dividends.
 2. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ national market & smallcap stocks.
 3. The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
 4. The S&P 400 Midcap Index is a broad unmanaged measure of the U.S. stock market.
 5. The Russell 2000 Index is a broad unmanaged index comprised of the smallest 2000 companies in the Russell 3000.
 6. Compound annual growth rate. Assumes all dividends are reinvested in shares of the Fund.
 7. Total return for the three years was (16.78)%, assuming all dividends were reinvested in shares of the Fund.
 8. Total return for the five years was 101.72%, assuming all dividends were reinvested in shares of the Fund.
 9. Total return since inception was 292.58%, assuming all dividends were reinvested in shares of the Fund.
10. The inception date of the Fund was 1/1/96.
Note: The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment results and the principal value of an investment will vary. Past performance noted above does not guarantee future results. When shares are redeemed, they may be worth more or less than their original cost. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

                                                          SEMIANNUAL REPORT 2003
--------------------------------------------------------------------------------

From the current list of top ten holdings, two are new and eight are repeat performers. Exiting the list are two energy names: Halliburton Co. and Patterson-UTI Energy. This was part of our strategy, touched on above. New to the list are Computer Associates and Ceradyne, Inc. Computer Associates has long been a name followed by the Fund; when the stock was beaten down in 2002, we built up a meaningful position that has appreciated nicely during 2003. Ceradyne is a new technology name and the only small cap name in our top ten holdings. The company, based in Southern California, is a leader in sophisticated ceramics.

Our primary focus remains in the technology space, a core competency at Needham & Company, representing 46.1% of our long exposure and 40.01% of our net exposure, down from our 48.15% net exposure at the end of 1Q03. Our net exposure in energy/industrial/metals has decreased from 30.5% to 14.8%, as we moved to reduce our exposure to the group. We increased our cash and fixed income investments from 5.24% to 24.72%. We prefer to be less than fully invested in this current market.
[BAR CHART]

                                                                    NEEDHAM GROWTH FUND NET ASSETS
                                                                    ------------------------------
6/30/96                                                                        $  9625
12/31/96                                                                         14379
6/30/97                                                                          25396
12/31/97                                                                         21769
6/30/98                                                                          18579
12/31/98                                                                         17946
6/30/99                                                                          27656
12/31/99                                                                         42144
6/30/00                                                                          67923
12/31/00                                                                         76070
6/30/01                                                                         277695
12/31/01                                                                        348387
6/30/02                                                                         374292
12/31/02                                                                        264575
6/30/03                                                                         296052

                                                               NEEDHAM GROWTH FUND SHAREHOLDER ACCOUNTS
                                                               ----------------------------------------
6/30/96                                                                           298
12/31/96                                                                          495
6/30/97                                                                           770
12/31/97                                                                          751
6/30/98                                                                           612
12/31/98                                                                          546
6/30/99                                                                           516
12/31/99                                                                          535
6/30/00                                                                           683
12/31/00                                                                          985
6/30/01                                                                          2587
12/31/01                                                                         3508
6/30/02                                                                          5678
12/31/02                                                                         5200
6/30/03                                                                          4810

While this rally has certainly been impressive, it is not unique. In fact, there have been seven double-digit rallies of the S&P 500 Index since the market peaked in early 2000, with five of those (including the present rally) having gains of greater than 20%. The first six of those rallies eventually failed. It has yet to be seen whether the second quarter 2003 rally will prove to be the start of a more sustainable market recovery or just another rally within a bear market.

Needham Growth Fund
--------------------------------------------------------------------------------

There have been some key improvements that have warranted a more positive revaluation in stocks: the quick end of the Hussein regime in Iraq, the progress on the tax front and, perhaps most important, more accommodating financial markets that are allowing the strengthening of corporate balance sheets. On the other hand, the magnitude of the stock moves, particularly in the high-beta names, has once again anticipated a big recovery in the economy that we have yet to see materialize.

---------------------------------------------------
                 TOP TEN HOLDINGS*
      SECURITY
---------------------       % OF TOTAL INVESTMENTS+
                                    ------

1) Talisman Energy,
Inc.                   TLM           5.16%
 2) Seagate
   Technology
   Holdings            STX           5.13%
 3) Comcast Corp.
   Class A             CMCSA         2.83%
 4) Scientific-
   Atlanta, Inc.       SFA           2.68%
 5) Harris Corp.       HRS           2.25%
 6) Motorola, Inc.     MOT           2.21%
 7) Computer
   Associates Intl.,
   Inc.                CA            2.09%
 8) Thermo Electron
   Corp.               TMO           2.05%
 9) National
   Semiconductor
   Corp.               NSM           2.03%
10) Ceradyne, Inc.     CRDN          1.95%


 TOP TEN HOLDINGS =
 28.38% OF PORTFOLIO

* Current portfolio
holdings may not be
indicative of future
portfolio holdings.

+ Percentage of total
  investments
  includes all
  stocks, fixed
  income securities
  and options plus
  cash minus all
  short positions.
---------------------------------------------------

The Federal Reserve has been working overtime to pump liquidity into the system and to keep deflation at bay, and there has been a big short squeeze. We think that both influences are running out of steam and that the likelihood of a pullback in stocks has increased, particularly in the high-octane sectors of the market that have fueled this rally.

As noted above, most of our efforts in the second quarter were made to reduce the number of holdings to a more manageable level; to reduce our inherited short position of 20% down to a more reasonable 11-13% level; to raise cash throughout this 2Q03 rally so that we exited the quarter with almost 25% cash in the Fund; and to preserve our flexibility so that we can take advantage of any pullback in this market. We accomplished all of the above during the quarter and are now prepared to take advantage of whatever the market has to offer.
 4

                                                          SEMIANNUAL REPORT 2003
--------------------------------------------------------------------------------

The Fund continues, for the patient investor, to outperform the long-term comparable indices, thanks to our GARP discipline, our focus on small to mid-cap companies, the special situation investments, and our ability to hedge, including short sales. The Fund also continues to focus on preservation of capital and long-term capital appreciation. While we have a superior investment record of nearly seven years, we continue to advise shareholders and potential investors not to be rattled by short-term disappointments and to temper their expectations and focus on realistic investment goals and returns.

For those of you who have invested, whether recently or over the life of the Fund, we thank you for your confidence and support. We try to earn that confidence every quarter. We believe the patient three-to-five-year investor will be better rewarded. The Fund continues to be rated five stars by Morningstar(TM) for five years and overall.(1)

-------------
(1) For each fund with at least a three-year history, Morningstar(TM) calculates a Morningstar(TM) Rating based on a Morningstar(TM) Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar(TM) Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar(TM) Rating metrics. The Needham Growth Fund was rated against the following numbers of U.S.-domiciled Small-Cap Growth funds over the following time periods: 457 funds in the last three years and 330 funds in the last five years. With respect to these Small-Cap Growth funds, the Needham Growth Fund received a Morningstar(TM) Rating of 4-stars, 5-stars and 5-stars for the three-year period, five-year period and overall, respectively. Past performance is no guarantee of future results.

      --------------------------------------------------------------------------------------------------
                                              SECTOR WEIGHTINGS
                                 SECTOR                             LONG(3)     (SHORT)(3)     TOTAL(3)(4)
      ------------------------------------------------------------  ------      --------        -------
      Healthcare/Medical Devices/Pharmaceuticals                    11.07%       (1.62)%          9.45%
      Media/Leisure/Cable/Entertainment                              8.08%            --          8.08%
      Energy/Industrial/Metals                                      17.37%       (2.57)%         14.80%
      Consumer/Business Services/Financial                           2.89%       (2.71)%          0.18%
      Technology & Telecommunications                               46.14%       (6.13)%         40.01%
      Miscellaneous & Options                                        2.76%            --          2.76%
      Cash & Fixed Income Investments                               24.72%            --         24.72%
                                                                                                100.00%
      (3) Percentage of total investments includes all stocks, fixed income securities and options plus cash minus all short positions.
      (4) Total represents the difference between the long exposure and the short exposure, which produces the net exposure.
      --------------------------------------------------------------------------------------------------

Needham Growth Fund
--------------------------------------------------------------------------------

Please be advised that the Needham Funds third annual shareholder conference will be held at The University Club, One West 54th St., New York, NY, on Thursday, October 23 between 7:00 am and 2:00 pm. We have invited top management from six of our portfolio holdings to present. Please e-mail kwiegman@needhamco.com to reserve your place. Seating is limited and it is on a first come, first served basis, so please let us hear from you soon.

If you have any questions, thoughts or concerns, or would like to obtain a prospectus (which should be read carefully prior to investing in the Fund), please contact us at 1-800-625-7071, visit our Web site at www.needhamfunds.com or visit the Morningstar(TM) Web site at www.morningstar.com (enter NEEGX in the ticker field).

Wishing you all a prosperous 2003, we remain

Sincerely,



(-s- Vincent E.          (-s- James K.
  Gallagher)             Kloppenburg)
Vincent E. Gallagher     James K. Kloppenburg
Portfolio Manager        Portfolio Manager

              ------------------------------------------
              GOOD IDEAS THAT WORKED(1)
              ------------------------------------------
               Seagate Technology Holdings
              ------------------------------------------
               Scientific Atlanta, Inc.
              ------------------------------------------
               Ceradyne, Inc.
              ------------------------------------------
               Lucent Technologies (convert. pref.)
              ------------------------------------------
               Talisman Energy, Inc.
              ------------------------------------------

              ------------------------------------------
              GOOD IDEAS AT THE TIME(2)
              ------------------------------------------
               Biotech Holders Trust (short)
              ------------------------------------------
               Southwall Technologies, Inc.
              ------------------------------------------
               AT&T Corp.
              ------------------------------------------
               Mercury Computer Systems, Inc.
              ------------------------------------------
               Raytheon Co.
              ------------------------------------------

             (1) Realized and Unrealized Gains From 01/01/03 to 06/30/03
             (2) Realized and Unrealized Losses From 01/01/03 to 06/30/03

             For the six months ended June 30, 2003, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not on an individual basis, have a meaningful effect on the Fund's net assets. Past performance of these holdings is historical and does not guarantee future results.

Needham Aggressive Growth Fund                            SEMIANNUAL REPORT 2003
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report below the performance results for the Needham Aggressive Growth Fund ("NAGF" or the "Fund"), NASDAQ symbol NEAGX, for the six months ended June 30, 2003 ("6 months"), for the year ended June 30, 2003 ("1 Year") and from September 4, 2001 to June 30, 2003 ("since inception"). The Fund was up 14.69% for the quarter ended June 30, 2003, is up 3.58% for the trailing 12 months and is up 2.12% since inception compounded annually.

NAGF seeks to create long-term, tax-efficient capital appreciation for its investors. To this end, NAGF targets the equities of companies with strong, above-average prospective growth rates. The Fund invests, in general, in markets and industries with strong growth rates, focusing on the market leaders in these areas. These market leaders, especially as they break away from their competitors, tend to garner a disproportionate share of the positive financial returns. Also important is the long-term sustainability of the companies' leadership positions. Thus, the Fund looks for companies with strong management teams, superior balance sheets, above-average margins that can generate excess cash, and strong R&D and brand spending in industries with high barriers to entry.

The equity markets staged an impressive rally in the second quarter of 2003, ending the quarter up 15.4% as measured by the S&P 500 Index and rising 23.9% from the March 11 intraday low to the recent high on June 17. Investor sentiment surveys have also shown a corresponding rise in investor optimism off the March lows, as an increasing number of market participants believe the three-year bear market to be over.

The highest beta stocks have been the biggest beneficiaries of this equity updraft, with the beaten-down technology sector leading the way. This has had a favorable impact on NAGF, as the electronic food chain remains the sector of greatest exposure to the Fund at 28.2% net exposure as of June 30, 2003, though our significant investments in less economically sensitive sectors such as healthcare and business services has moderated those benefits to some extent during the quarter. The rally has been particularly favorable for smaller cap names, as evidenced by the NASDAQ Composite handily outperforming both the DJIA and the S&P 500 indices in the quarter. The recent market run has clearly been all beta, all the time.

Heavily shorted names were also among the best performers in the quarter and contributed to the Fund's underperformance relative to the NASDAQ during the second quarter. Fortunately, our short

      --------------------------------------------------------------------------------------------------------
                             COMPARATIVE PERFORMANCE STATISTICS
                                                                                                   SINCE
                             BENCHMARKS                          6 MONTHS       1 YEAR         INCEPTION(5)
      ---------------------------------------------------------  --------      --------          --------
      Needham Aggressive Growth Fund(1)                           11.66%         3.58%             2.12%(6)(7)
      Nasdaq Composite Index(2)                                   21.82%        11.44%            (1.64)%
      S&P 500 Index(3)                                            11.76%         0.25%            (4.17)%
      Russell 2000 Index(4)                                       17.90%        (1.63)%            1.94%
      --------------------------------------------------------------------------------------------------------

1. Investment results calculated after reinvestment of dividends.
2. The Nasdaq Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.
3. The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
4. The Russell 2000 Index is a broad unmanaged index comprised of the smallest 2000 companies in the Russell 3000.
5. Compound annual growth rate. Assumes all dividends are reinvested in shares of the Fund.
6. Total return since inception was 3.89%, assuming all dividends were reinvested in shares of the Fund.
7. The inception date of the Fund was 9/4/01.
Note: The average annual returns shown in the above table and accompanying footnotes are historical, reflect changes in share price and are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment results and the principal value of an investment will vary. Past performance noted above does not guarantee future results. When shares are redeemed, they may be worth more or less than their original cost. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

Needham Aggressive Growth Fund
--------------------------------------------------------------------------------

exposure was only 4.4% of total investments upon entering the quarter, so the negative drag was not significant. We highlighted in our last letter the buildup in indiscriminate shorting that we were observing, and the resulting short squeeze was an important contributor to the market's ascent in the second quarter and a key reason why we had reduced the Fund's short exposure to a low level. At current prices, we are finding better risk/rewards on the short side and have begun to increase our shorts. That said, some of the thinner trading names are still hard to borrow. They are overextended as stocks in our opinion, but we are having trouble taking advantage of that opportunity.

One of our active strategies over the past six months has been to reduce the number of core names in the portfolio. NAGF's top ten holdings now represent 32.6% of total investments as of June 30, up from 27.6% at the end of March. We used the strong equity tape to eliminate a number of smaller positions and redeployed those proceeds into some of the Fund's core holdings, thus increasing our average exposure per holding. We think the market's significant volatility is enabling us to enhance the Fund's long-term value. We have used the dips to add to positions that we believe hold excellent long-term appreciation potential, franchises that should thrive in multiple economic environments.

Our largest position at present is Seagate Technology, the worldwide leader in hard disk drives, a market segment we have had extensive experience with throughout Needham's history. We were able to take a large position when the company returned to the public markets in December 2002 after a leveraged buyout. Although the stock initially went through a post-IPO swoon, having come public in a pessimistic technology tape and not being well understood, the stock has since traded strongly, as the company has consistently delivered healthy upside to earnings. Even at the current prices, the stock trades at a discount to other dominant technology companies. For example, Seagate trades at only one-third the price to sales ratio of EMC, even though they both serve the same enterprise storage market. In fact, we would make the case that Seagate's opportunities are ultimately larger, as the company is just now entering the notebook market, which is the fastest-growing component of the PC marketplace, and as hard disk drives penetrate deeper into the consumer electronics space in key applications such as personal video recorders. In a business requiring both scale and technology prowess, we think only Hitachi Data Systems has the potential to stay competitive with Seagate over time.

While this rally has certainly been impressive, it is not unique. In fact, there have been seven double-

[BAR CHART]

                                                              NEEDHAM AGGRESSIVE GROWTH FUND NET ASSETS
                                                              -----------------------------------------
9/30/01                                                                        $ 7634
10/31/01                                                                         9105
11/30/01                                                                        10714
12/31/01                                                                        13178
6/30/02                                                                         17210
12/31/02                                                                        14273
6/30/03                                                                         14512

                                                                    NEEDHAM AGGRESSIVE GROWTH FUND
                                                                         SHAREHOLDER ACCOUNTS
                                                                    ------------------------------
9/30/01                                                                           86
10/31/01                                                                         113
11/30/01                                                                         146
12/31/01                                                                         163
6/30/02                                                                          256
12/31/02                                                                         236
6/30/03                                                                          228

                                                          SEMIANNUAL REPORT 2003
--------------------------------------------------------------------------------

digit rallies of the S&P 500 Index since the market peaked in early 2000, with five of those (including the present rally) with gains of greater than 20%. The first six of those rallies eventually failed. It has yet to be seen whether the second quarter 2003 rally will prove to be the start of a more sustainable market recovery or just another bear market head fake.

Our position is that it has been a little bit of both. There have been some key improvements that have warranted a more positive revaluation in stocks: the quick end of the Hussein regime in Iraq, the progress on the tax front and, perhaps most important, more accommodating financial markets that are allowing the strengthening of corporate balance sheets. On the other hand, the magnitude of the stock moves, particularly in the high-beta names, has once again anticipated a big recovery in the economy that we have yet to see materialize. We think it is unlikely that growth will return fast enough to support the current valuations and that many stocks have moved too far too fast.

The Federal Reserve has been working overtime to pump liquidity into the system and to keep deflation at bay. We believe this has been a big factor in the equity market's quick ascent, as has been the big short squeeze we noted above. We think that both influences are running out of steam and that the likelihood of a pullback in stocks has increased, particularly in the high-octane sectors of the market that have fueled this rally.

Although we have consistently put cash to work over the past nine months, we still have a healthy cash position at about 22% of total investments. This should provide the Fund some protection if stocks retrace a portion of their recent gains and keep us in a position to add to key holdings on a market pullback. Given our growth -- albeit slow growth -- outlook, it wouldn't surprise us to see both our long and short positions increase over the balance of the year at the expense of the cash.

-----------------------------------------------------
                  TOP TEN HOLDINGS*
      SECURITY
---------------------         % OF TOTAL INVESTMENTS+
                                      ------
Seagate Technology
  Holdings             STX             5.09%
Pfizer, Inc.           PFE             3.69%
Pacific Sunwear of
  California           PSUN            3.47%
Affiliated Computer
  Services             ACS             3.29%
Comcast Corp. Special
  Class A              CMCSK           3.12%
Kronos, Inc            KRON            2.93%
Synaptics, Inc.        SYNA            2.91%
Universal Health
  Svcs, Inc CL B       UHS             2.85%
Community Health
  Systems, Inc.        CYH             2.78%
Choicepoint, Inc       CPS             2.49%


 TOP TEN HOLDINGS =
   32.62% OF TOTAL
     INVESTMENTS
 * Current portfolio holdings may not be indicative
 of future portfolio holdings.
 + Percentage of total investments includes all
   stocks, fixed income securities and options plus
   cash minus all short positions.
-----------------------------------------------------

We think that in this more sober investing environment, investment gains will once again be more closely aligned with real and sustainable earnings growth, an environment that we believe favors our patient, bottoms-up style.

As always, we appreciate your continued support and encourage your comments and feedback.

Needham Aggressive Growth Fund
--------------------------------------------------------------------------------

Please be advised that the Needham Funds third annual shareholder conference will be held at The University Club, One West 57th St., New York, NY, on Thursday, October 23 between 7:00 am and 2:00 pm. We have invited top management from six of our portfolio holdings to present. Please e-mail kwiegman@needhamco.com to reserve your place. Seating is limited and it is on a first come, first served basis so please let us hear from you soon.

If you have any questions, thoughts or concerns, or would like to obtain a prospectus (which should be read carefully before investing in the Fund), please contact us at 1-800-625-7071 or visit our website, www.needhamfunds.com.

Yours sincerely,

(-s- James K. Kloppenburg)
James K. Kloppenburg

Portfolio Manager

      ---------------------------------------------------------------------------------------------------
                                               SECTOR WEIGHTINGS
                                 SECTOR                             LONG(1)      (SHORT)(1)     TOTAL(1)(2)
      ------------------------------------------------------------  -------       -------        -------
      Healthcare/Medical Devices/Pharmaceuticals                     16.92%            --         16.92%
      Media/Leisure/Cable/Entertainment                               7.33%            --          7.33%
      Energy/Industrial                                               8.42%       (0.58)%          7.84%
      Consumer/Business Services/Financial                           19.27%       (1.11)%         18.16%
      Technology & Telecommunications                                33.57%       (5.38)%         28.19%
      Miscellaneous & Options                                            --            --             --
      Cash & Fixed Income Investments                                21.56%            --         21.56%
                                                                                                 100.00%
      (1) Percentage of total investments includes all stocks, fixed income securities and options plus cash minus all short positions.
      (2) Total represents the difference between the long exposure and the short exposure, which produces the net exposure.
      ---------------------------------------------------------------------------------------------------

Needham Small Cap Growth Fund                             SEMIANNUAL REPORT 2003
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report below the performance results for the Needham Small Cap Growth Fund ("NSCGF" or the "Fund"), NASDAQ symbol NESGX, for the six months ended June 30, 2003 ("6 months"), for the year ended June 30, 2003 ("1 Year") and from May 22, 2002 to June 30, 2003 ("since inception"). The Fund was up 34.72% for the quarter, is up 40.24% for the year and up 26.75% compounded annually since its inception on May 22, 2002.

The Fund seeks long-term, tax-efficient capital appreciation by investing primarily in equity securities of smaller growth companies which the Fund believes are trading at a discount to their underlying value yet have the potential for superior long-term growth. Under normal conditions, the Fund invests at least 80% of its total assets in equity securities of domestic issuers that have market capitalizations of $2 billion or less and that are listed on a nationally recognized securities exchange or traded on the Nasdaq system. Central to the Fund's investment strategy is a sound valuation discipline that seeks to acquire growth companies at reasonable prices. The Fund seeks tax efficiency by holding securities for a period of 12 months or more to obtain long-term capital gain treatment and by offsetting capital gains on the sale of securities with capital losses.

We are very pleased with the Fund's performance in the second quarter. We took advantage of the updraft to reduce the number of positions in the Fund down to 44 longs and 8 shorts. We also managed to diversify the holdings. We reduced our exposure in technology and telecommunications from 60.8% at March 31 to 37.4% at June 30. We plan to keep technology at about that level. We increased our healthcare-related holdings from 8.73% to 16.09%. We would like to get that sector closer to 20% over the coming months. We also dramatically increased our cash position from 6.27% at the end of March to 23.43% at June 30.

      -----------------------------------------------------------------
                     COMPARATIVE PERFORMANCE STATISTICS
                                                            SINCE
           BENCHMARKS        6 MONTHS      1 YEAR        INCEPTION(4)
      ---------------------   ------       ------           ------
      Needham Small Cap
        Growth Fund           25.24%       40.24%          26.75%(5)(6)
      Nasdaq Composite
        Index                 21.82%       11.44%           (2.15)%
      S&P 600 Index           12.93%       (3.58)%          (8.67)%
      Russell 2000            17.90%       (1.63)%          (6.98)%
      -----------------------------------------------------------------

1. The S&P 600 Index is a broad unmanaged measure of the U.S. stock market.
2. The Nasdaq Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.
3. The Russell 2000 Index is a broad unmanaged index comprised of the smallest 2000 companies in the Russell 3000.
4. Compound annual growth rate. Assumes all dividends are reinvested in the Fund.
5. Total return since inception was 30.00%, assuming all dividends were reinvested in shares of the Fund.
6. The inception date of the Fund was 5/22/02.

Note: The average annual returns shown in the above table and accompanying footnotes are historical, reflect changes in share price and are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment results and the principal value of an investment will vary. Past performance noted above does not guarantee future results. When shares are redeemed, they may be worth more or less than their original cost. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

All this happened while growing the Fund's NAV 34.72% in the quarter. We would be very pleased if we could duplicate that performance going forward and that is our goal. Markets have been and will continue to be volatile. We cannot control the markets. What we can control is our efforts to uncover outstanding companies to add to the portfolio. We plan to add such companies at reasonable prices and then let them compound over the next three-to-five years for the benefit of our investors.

This market has had a substantial move in the second quarter, and the question is not "are the technology stocks ahead of themselves" because

Needham Small Cap Growth Fund
--------------------------------------------------------------------------------

assuredly they are. The real question is: "Given that fact, will the market take them back down in the third or fourth quarter, similar to July and then October 2002?" My gut feeling is that we could see a 5-10% correction at any time, but I do not see a wholesale sell-off. There simply are not enough attractive alternatives out there. The bond market is at its lowest yields in over 40 years; real estate has done well but that market is somewhat frothy, and money market funds . . . enough said. There are not many great alternatives out there, and cash continues to flow into the markets looking for an acceptable return. Given all of the above, we believe that this market could go sideways or even up over the next six months.

Nonetheless, we do not predict markets and since we recognize the price appreciation that has gone on in the second quarter, we will hedge our bets and become more market neutral going forward. Part of this strategy started in June when we increased our cash position from 6% to 23%. We have also started to add to our short positions to protect the portfolio in the event of a sell-off. As such, our gains may be tempered on the upside but our downside should also be moderated.
Again, we want to extend a very appreciative thank you to our investors for showing confidence in a new fund in a second challenging year. We will be working hard to reward your confidence during the rest of 2003 and beyond by seeking out attractive long-term growth companies that we can purchase at reasonable prices. We are pleased to note that in early July net assets exceeded $7.0 million and the Fund continues to grow. We also wanted to respond to a number of our contemporaries who are moving their portfolios more toward fixed income and tax-exempt bonds and are somewhat reluctant to invest in "small caps." We are always pleased to set up accounts for children and grandchildren under a Uniform Gift for Minors Account ("UGMA"), or their IRAs, if they have one. We believe that "small caps" will be an attractive sector of the market, particularly over the long haul.

--------------------------------------------------------------------------------------------
                                     TOP TEN HOLDINGS*
                          SECURITY
------------------------------------------------------------         % OF TOTAL INVESTMENTS+
                                                                             ------

1) Pemstar, Inc.                                              PMTR            4.91%
 2) Ceradyne, Inc.                                            CRDN            4.70%
 3) Remec, Inc.                                               REMC            4.66%
 4) Hovnanian Enterprises, Inc.                               HOV             3.45%
 5) MKS Instruments, Inc.                                     MKSI            3.02%
 6) PEC Solutions                                             PECS            2.69%
 7) Standard Microsystems Corp.                               SMSC            2.54%
 8) Mobility Electronics, Inc.                                MOBE            2.37%
 9) Datalink Corp.                                            DTLK            2.34%
10) Sitel Corp.                                               SWW             2.33%


       TOP TEN HOLDINGS = 33.01% OF TOTAL INVESTMENTS
 * Current portfolio holdings may not be indicative of future portfolio holdings.
 + Percentage of total investments includes all stocks, fixed income securities and options plus cash minus all short positions.
--------------------------------------------------------------------------------------------

Please be advised that the Needham Funds third annual shareholder conference will be held at The University Club, One West 57th St., New York, NY, on Thursday, October 23 between 7:00 am and 2:00 pm. We have invited top management from six of our portfolio holdings to present. Please e-mail kwiegman@needhamco.com to reserve your place. Seating is limited and it is on a first come, first served basis so please let us hear from you soon.

Needham Small Cap Growth Fund                             SEMIANNUAL REPORT 2003
--------------------------------------------------------------------------------

If you have any questions, thoughts or concerns, or would like to obtain a prospectus (which should be read carefully before investing in the Fund), please contact us at 1-800-625-7071 or visit our website www.needhamfunds.com.

Sincerely,

(-s- Vincent E. Gallagher)

Vincent E. Gallagher

Portfolio Manager

      ------------------------------------------------------------
                           SECTOR WEIGHTINGS
             SECTOR          LONG(1)      (SHORT)(1)     TOTAL(1)(2)
      ---------------------  -------       ------         -------
      Healthcare/ Medical
        Devices/
        Pharmaceuticals       16.09%           --          16.09%
      Media/ Leisure/
        Cable/
        Entertainment             --           --              --
      Energy/ Industrial/
        Metals                13.40%      (0.79)%          12.61%
      Consumer/Business
        Services/ Financial   10.49%           --          10.49%
      Technology &
        Telecommunications    40.65%      (3.27)%          37.38%
      Miscellaneous &
        Options                   --           --              --
      Cash & Fixed Income
        Investments           23.43%           --          23.43%
                                                          100.00%
      (1) Percentage of total investments includes all stocks,
        fixed income securities and options plus cash minus all
        short positions.
      (2) Total represents the difference between the long
       exposure and the short exposure, which produces the net
       exposure.
      ------------------------------------------------------------

Funds holding smaller capitalized companies are subject to greater price fluctuation than those of larger companies.

              ------------------------------------------
              GOOD IDEAS THAT WORKED(1)
              ------------------------------------------
               Ceradyne, Inc.
              ------------------------------------------
               Pemstar, Inc.
              ------------------------------------------
               Remec, Inc.
              ------------------------------------------
               Seagate Technology Holdings
              ------------------------------------------
               PEC Solutions, Inc.
              ------------------------------------------

              ------------------------------------------
              GOOD IDEAS AT THE TIME(2)
              ------------------------------------------
               Southwall Technologies, Inc.
              ------------------------------------------
               Parthusceva, Inc.
              ------------------------------------------
               AXT, Inc.
              ------------------------------------------
               Tessco Technologies, Inc.
              ------------------------------------------
               Photronics, Inc.
              ------------------------------------------

             (1) Realized and Unrealized Gains From 01/01/03 to 06/30/03
             (2) Realized and Unrealized Losses From 01/01/03 to 06/30/03

             For the six months ended June 30, 2003, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not on an individual basis, have a meaningful effect on the Fund's net assets. Past performance of these holdings is historical and does not guarantee future results.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND
Schedule of Investments (Unaudited)
June 30, 2003

                                                                   Shares                 Value
-----------------------------------------------------------------------------------------------
COMMON STOCK - (77.0%)
-----------------------------------------------------------------------------------------------
BIOTECH & PHARMACEUTICALS - (0.8%)
CV Therapeutics, Inc.*                                             75,000          $  2,224,500
-----------------------------------------------------------------------------------------------
BUSINESS SERVICES - (0.5%)
Affiliated Computer Services, Inc. Class A*                        35,000             1,600,550
-----------------------------------------------------------------------------------------------
CABLE TV & EQUIPMENT - (6.2%)
Comcast Corp Class A*+                                            250,000             7,545,000
Comcast Corp. Special Class A*                                     60,000             1,729,800
Scientific-Atlanta, Inc.                                          300,000             7,152,000
Shaw Communications, Inc.+                                        150,000             2,017,500
-----------------------------------------------------------------------------------------------
                                                                                     18,444,300
-----------------------------------------------------------------------------------------------
COMPUTER HARDWARE - (0.9%)
Planar Systems, Inc.*                                             135,200             2,644,512
-----------------------------------------------------------------------------------------------
CONTRACT MANUFACTURING & MATERIALS - (2.4%)
Manufacturers Services Ltd.*                                      325,000             1,576,250
Merix Corp.*+                                                     180,000             1,371,600
Parlex Corp.*+                                                    100,000               769,100
Pemstar, Inc.*                                                    500,000             2,095,000
Solectron Corp.*+                                                 350,000             1,309,000
-----------------------------------------------------------------------------------------------
                                                                                      7,120,950
-----------------------------------------------------------------------------------------------
EDA/CAD - CAM/INTELLECTUAL PROPERTY - (1.4%)
Autodesk, Inc.+                                                   110,000             1,777,600
MIPS Technologies Inc. Class B*                                   285,000               703,950
Verisity Ltd.*                                                    137,800             1,645,332
-----------------------------------------------------------------------------------------------
                                                                                      4,126,882
-----------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & DISTRIBUTION - (0.7%)
Vishay Intertechnology, Inc.*                                     150,000             1,980,000
-----------------------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (5.8%)
Bell Microproducts, Inc.*                                         200,000               854,000
Datalink Corporation*                                              28,400               132,628
Datalink Corporation (PP)*                                        400,000             1,868,000
Komag Inc.*                                                        50,000               591,500
Seagate Technology Holdings+                                      775,000            13,678,750
-----------------------------------------------------------------------------------------------
                                                                                     17,124,878
-----------------------------------------------------------------------------------------------
ELECTRONICS, ELECTRICAL EQUIPMENT, &
  INSTRUMENTATION - (1.1%)
Cognex Corp.*+                                                    100,000             2,235,000
Lecroy Corp.*                                                      50,000               483,000
Robotic Vision Systems Inc. (PP)*                               1,102,739               408,013
-----------------------------------------------------------------------------------------------
                                                                                      3,126,013
-----------------------------------------------------------------------------------------------
EXPLORATION, PRODUCTION, REFINING & STORAGE - (6.0%)
Chesapeake Energy Corp.                                           400,000             4,040,000
Talisman Energy, Inc.+                                            300,000            13,755,000
-----------------------------------------------------------------------------------------------
                                                                                     17,795,000
-----------------------------------------------------------------------------------------------
FOUNDRIES - (0.4%)
AU Optronics Corp.*+                                              150,000             1,038,000
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                                   Shares                 Value
-----------------------------------------------------------------------------------------------
HEALTH CARE SERVICES - (2.0%)
D & K Healthcare Resources+                                       200,000          $  3,228,000
Laboratory Corp. of America*                                       25,000               753,750
Pediatric Services of America, Inc.*                              150,000             1,005,000
U.S. Oncology, Inc.*                                              135,000               997,650
-----------------------------------------------------------------------------------------------
                                                                                      5,984,400
-----------------------------------------------------------------------------------------------
INDUSTRIAL CHEMICALS, RESINS, & LAMINATES - (1.7%)
AXT, Inc.*+                                                       367,202               429,626
Park Electrochemical Corp.+                                       185,000             3,690,750
Southwall Technologies, Inc.*                                     725,500               899,620
-----------------------------------------------------------------------------------------------
                                                                                      5,019,996
-----------------------------------------------------------------------------------------------
LEISURE PRODUCTS - (1.0%)
Vail Resorts, Inc.*+                                              230,000             3,098,100
-----------------------------------------------------------------------------------------------
MANUFACTURING & INDUSTRIAL EQUIPMENT - (2.5%)
Ceradyne, Inc. (PP)*                                              277,301             5,193,848
Sypris Solutions+                                                 225,000             2,324,250
-----------------------------------------------------------------------------------------------
                                                                                      7,518,098
-----------------------------------------------------------------------------------------------
MEDICAL DEVICES & SUPPLIES - (7.1%)
Analogic Corp.                                                    100,000             4,876,000
ConMED Corp.*+                                                    250,000             4,565,000
Thermo Electron Corp.*+                                           260,000             5,465,200
Universal Health Services, Inc. Class B*                           40,000             1,584,800
Viasys Healthcare, Inc.*+                                         135,000             2,794,500
Waters Corp.*                                                      70,000             2,039,100
-----------------------------------------------------------------------------------------------
                                                                                     21,324,600
-----------------------------------------------------------------------------------------------
METALS & MINING - (1.2%)
Gold Fields, Ltd.                                                 210,000             2,557,800
Iamgold Corp.                                                     200,000               988,000
-----------------------------------------------------------------------------------------------
                                                                                      3,545,800
-----------------------------------------------------------------------------------------------
NETWORKING & COMMUNICATIONS EQUIPMENT - (0.2%)
Visual Networks, Inc.*                                            400,000               548,000
-----------------------------------------------------------------------------------------------
OIL/GAS EQUIPMENT & SERVICES - (4.2%)
GlobalSantaFe Corp.+                                              195,000             4,551,300
Offshore Logistics, Inc.*+                                        140,000             3,045,000
Patterson-UTI Energy, Inc.*+                                      150,000             4,860,000
-----------------------------------------------------------------------------------------------
                                                                                     12,456,300
-----------------------------------------------------------------------------------------------
OPTICAL COMPONENTS - (2.2%)
Agere Systems, Inc. - Class B*                                    500,000             1,150,000
Newport Corp.*+                                                   200,000             2,960,000
Orbotech Ltd.*+                                                   150,000             2,494,500
-----------------------------------------------------------------------------------------------
                                                                                      6,604,500
-----------------------------------------------------------------------------------------------
POWER SEMICONDUCTORS - (0.4%)
Mercury Computer Systems, Inc.*+                                   63,500             1,153,160
-----------------------------------------------------------------------------------------------
SEMICONDUCTOR CAPITAL EQUIPMENT - (5.5%)
ADE Corp.*+                                                       150,400             1,290,432
Brooks Automation Inc.*+                                          213,400             2,419,956
FSI International, Inc.*                                          331,000             1,290,900
FSI International, Inc. (PP)*                                     150,000               585,000

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND
Schedule of Investments (Unaudited) (Continued)
June 30, 2003

                                                                   Shares                 Value
-----------------------------------------------------------------------------------------------
Helix Technology Corp.+                                           175,341          $  2,319,761
MKS Instruments, Inc.*                                            159,100             2,874,937
Nova Measuring Instruments, Ltd.*                                  82,500               285,450
Photronics, Inc.*+                                                225,000             3,926,250
Three-Five Systems, Inc.*+                                        125,000               862,500
Trikon Technologies, Inc.*+                                       122,500               443,450
-----------------------------------------------------------------------------------------------
                                                                                     16,298,636
-----------------------------------------------------------------------------------------------
SEMICONDUCTOR MANUFACTURERS & COMMUNICATION DEVICES - (5.3%)
Actel Corp.*+                                                      95,000             1,947,500
Atmel Corp.*                                                      810,000             2,049,300
LSI Logic Corp.*+                                                 290,000             2,053,200
National Semiconductor Corp.*+                                    275,000             5,423,000
Standard Microsystems Corp.*+                                     150,000             2,275,500
Xicor, Inc.*                                                      292,500             1,833,975
-----------------------------------------------------------------------------------------------
                                                                                     15,582,475
-----------------------------------------------------------------------------------------------
SOFTWARE - (7.2%)
Aspen Technology, Inc.*                                           300,000             1,440,000
Computer Associates International, Inc.                           250,000             5,570,001
Kronos, Inc.*+                                                    100,000             5,081,000
Phoenix Technologies, Ltd.*                                       300,000             1,695,000
Rainbow Technologies*                                             175,000             1,471,750
SPSS, Inc.*+                                                      197,500             3,306,150
Sybase, Inc.*+                                                    210,000             2,921,100
-----------------------------------------------------------------------------------------------
                                                                                     21,485,001
-----------------------------------------------------------------------------------------------
SPECIALTY RETAILING & MANUFACTURING - (2.1%)
Brookstone, Inc.*                                                 102,500             2,075,625
Charming Shoppes, Inc.*+                                          450,000             2,236,500
G-III Apparel Group, Inc.*                                         74,500               558,005
West Marine*                                                       70,000             1,225,700
-----------------------------------------------------------------------------------------------
                                                                                      6,095,830
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICE & EQUIPMENT - (2.3%)
ADC Telecommunications, Inc.*                                     360,000               838,080
Harris Corp.+                                                     200,000             6,010,000
-----------------------------------------------------------------------------------------------
                                                                                      6,848,080
-----------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS & EQUIPMENT - (5.9%)
Anaren Microwave, Inc.*+                                          250,000             2,342,500
AT&T Wireless Services, Inc.*+                                    225,000             1,847,250
EMS Technologies, Inc.*                                            76,900             1,020,463
EMS Technologies, Inc. (PP)*                                      100,000             1,327,000
Motorola, Inc.+                                                   625,000             5,893,750
Remec, Inc.*+                                                     300,000             2,088,000
Viasat, Inc.*+                                                    200,000             2,868,000
-----------------------------------------------------------------------------------------------
                                                                                     17,386,963
-----------------------------------------------------------------------------------------------
TOTAL COMMON STOCK (Cost $226,925,814)                                              228,175,524
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                                   Shares                 Value
-----------------------------------------------------------------------------------------------
INVESTMENT TRUSTS - (2.4%)
-----------------------------------------------------------------------------------------------
INVESTMENT COMPANIES - (2.4%)
Central Fund Of Canada                                            590,000          $  2,531,100
Central Fund of Canada (PP)                                       250,000             1,072,500
H & Q Healthcare Investors Fund                                   104,127             1,828,470
H & Q Life Sciences Investors Fund                                104,178             1,559,545
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT TRUSTS (Cost $7,082,736)                                             6,991,615
-----------------------------------------------------------------------------------------------
PREFERRED STOCK - (2.0%)
-----------------------------------------------------------------------------------------------
CABLE TV & EQUIPMENT - (0.0%)
Adelphia Communications Corp. - Convertible Preferred Stock,
  7.50%, 11/15/04, Series E*                                      182,000                18,200
-----------------------------------------------------------------------------------------------
NETWORKING & COMMUNICATIONS EQUIPMENT - (2.0%)
Lucent Convertible - Preferred Stock, 8.00%, 08/01/31              60,000             6,015,000
-----------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCK (Cost $8,218,018)                                               6,033,200
-----------------------------------------------------------------------------------------------
                                                                      Par
-----------------------------------------------------------------------------------------------
CONVERTIBLE BOND - (0.9%)
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICE & EQUIPMENT - (0.9%)
Nortel Telecommunications, 4.25%, 09/01/08                      3,000,000             2,527,500
-----------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BOND (Cost $2,530,736)                                              2,527,500
-----------------------------------------------------------------------------------------------
                                                                   Shares
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - (19.3%)
PNC Bank Money Market                                          32,283,564            32,283,564
Provident Institutional Fund - Tempcash Portfolio              12,545,306            12,545,306
The RBB Sansom Street Money Market Portfolio                   12,545,306            12,545,306
-----------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $57,374,176)                                      57,374,176
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - (101.6%) (Cost $302,131,480)                                    301,102,015
-----------------------------------------------------------------------------------------------
                                                                Number of
                                                                Contracts
-----------------------------------------------------------------------------------------------
NAME/EXPIRATION DATE/STRIKE PRICE
-----------------------------------------------------------------------------------------------
INVESTMENTS IN OPTIONS - (0.1%)
-----------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED - (0.1%)
-----------------------------------------------------------------------------------------------
CABLE TV & EQUIPMENT - (0.0%)
America Online, Jan 04, $20.00*                                     1,000                45,000
-----------------------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (0.0%)
EMC Corp., Jan 04, $12.50*                                          1,000                75,000
-----------------------------------------------------------------------------------------------
EXPLORATION, PRODUCTION, REFINING & STORAGE - (0.0%)
El Paso, Jan 04, $25.00*                                            1,600                 8,000
-----------------------------------------------------------------------------------------------
NETWORKING & COMMUNICATIONS EQUIPMENT - (0.1%)
Tellabs, Inc., Jan 04, $7.50*                                       1,000                80,000
-----------------------------------------------------------------------------------------------
SEMICONDUCTOR MANUFACTURERS & COMMUNICATION DEVICES - (0.0%)
Advanced Micro Devices, Jan 04, $15.00*                             1,000                10,000
-----------------------------------------------------------------------------------------------
TOTAL CALL OPTIONS PURCHASED (Cost $1,976,852)                                          218,000
-----------------------------------------------------------------------------------------------
TOTAL OPTIONS PURCHASED (Cost $1,976,852)                                               218,000
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

NEEDHAM GROWTH FUND
Schedule of Investments (Unaudited) (Continued)
June 30, 2003

Needham Funds
--------------------------------------------------------------------------------

                                                                   Shares                 Value
-----------------------------------------------------------------------------------------------
WARRANTS - (0.1%)
-----------------------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (0.1%)
Datalink, May 07, $4.50*                                           68,000          $    151,834
-----------------------------------------------------------------------------------------------
ELECTRONICS, ELECTRICAL EQUIPMENT, &
  INSTRUMENTATION - (0.0%)
Robotic Vision Systems, Inc., May 05, $1.50*                      275,684                 7,652
-----------------------------------------------------------------------------------------------
TOTAL WARRANTS PURCHASED (Cost $162,175)                                                159,486
-----------------------------------------------------------------------------------------------
TOTAL OPTIONS AND WARRANTS PURCHASED (Cost $2,139,027)                                  377,486
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AND OPTIONS PURCHASED - (101.8%)                                  301,479,501
-----------------------------------------------------------------------------------------------
Total Securities Sold Short and Options Written - (-11.7%)                          (34,774,795)
-----------------------------------------------------------------------------------------------
Assets, Less Other Liabilities - (9.9%)                                              29,347,093
-----------------------------------------------------------------------------------------------
NET ASSETS - (100.0%)                                                              $296,051,799
-----------------------------------------------------------------------------------------------

 * Non-income producing security.
 + Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
 PPPrivate placement

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2003
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND
Schedule of Securities Sold Short (Unaudited)
June 30, 2003

                                                                   Shares                 Value
-----------------------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (-11.7%)
-----------------------------------------------------------------------------------------------
BIOTECHNOLOGY & PHARMACEUTICALS - (-1.5%)
Biotech Holders Trust*                                             35,000          $  4,313,750
-----------------------------------------------------------------------------------------------
COMPUTER HARDWARE - (-0.8%)
Lexmark International Group, Inc. Cl-A*                            35,000             2,476,950
-----------------------------------------------------------------------------------------------
EDA/CAD - CAM/INTELLECTUAL PROPERTY - (-0.5%)
Ansys, Inc.*                                                       50,000             1,555,000
-----------------------------------------------------------------------------------------------
FINANCIAL SERVICES - (-1.6%)
Lehman Brothers Holdings, Inc.*                                    70,000             4,653,600
-----------------------------------------------------------------------------------------------
MANUFACTURING & INDUSTRIAL EQUIPMENT - (-1.8%)
Harley-Davidson, Inc.*                                             30,000             1,195,800
Polaris Industries, Inc.*                                          25,000             1,535,000
Zebra Technologies Corp.*                                          35,000             2,631,650
-----------------------------------------------------------------------------------------------
                                                                                      5,362,450
-----------------------------------------------------------------------------------------------
NETWORKING & COMMUNICATIONS EQUIPMENT - (-0.4%)
Juniper Networks, Inc.*                                           100,000             1,237,000
-----------------------------------------------------------------------------------------------
OIL/GAS EQUIPMENT & SERVICES - (-0.5%)
Oil Service Holders Trust*                                         25,000             1,503,750
-----------------------------------------------------------------------------------------------
OPTICAL COMPONENTS - (-0.1%)
II-VI, Inc.*                                                       20,000               461,600
-----------------------------------------------------------------------------------------------
SEMICONDUCTOR CAPITAL EQUIPMENT - (-1.2%)
Cabot Microelectronics*                                            55,000             2,775,850
Rudolph Technologies Inc.*                                         50,000               798,000
-----------------------------------------------------------------------------------------------
                                                                                      3,573,850
-----------------------------------------------------------------------------------------------
SEMICONDUCTOR MANUFACTURERS & COMMUNICATION
  DEVICES - (-0.6%)
Intel Corp.*                                                       25,000               519,600
Silicon Laboratories, Inc.*                                        50,000             1,332,000
-----------------------------------------------------------------------------------------------
                                                                                      1,851,600
-----------------------------------------------------------------------------------------------
SOFTWARE - (-1.8%)
Electronic Arts, Inc.*                                             37,500             2,774,625
Mercury Interactive Corp.*                                         50,000             1,930,500
Serena Software, Inc.*                                             24,000               501,120
-----------------------------------------------------------------------------------------------
                                                                                      5,206,245
-----------------------------------------------------------------------------------------------
SPECIALTY RETAILING & MANUFACTURING - (-0.9%)
Kohl's Corp.*                                                      50,000             2,569,000
-----------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT (Proceeds $30,419,653)                                   34,764,795
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND
Schedule of Securities Sold Short (Unaudited) (Continued)
June 30, 2003



                                                                                      Number of
                                                                                      Contracts            Value
----------------------------------------------------------------------------------------------------------------
NAME/EXPIRATION DATE/STRIKE PRICE
----------------------------------------------------------------------------------------------------------------
WRITTEN OPTIONS - (0.0%)
----------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN - (0.0%)
----------------------------------------------------------------------------------------------------------------
CABLE TV & EQUIPMENT - (0.0%)
America Online, Jan 04, $10.00*                                                             500  $        10,000
----------------------------------------------------------------------------------------------------------------
TOTAL PUT OPTIONS WRITTEN (Premium Received $158,745)                                                     10,000
----------------------------------------------------------------------------------------------------------------
TOTAL OPTIONS WRITTEN (Premium Received $158,745)                                                         10,000
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT AND OPTIONS WRITTEN - (-11.7%)                                           (34,774,795)
----------------------------------------------------------------------------------------------------------------
Total Investments and Options Purchased - (101.8%)                                                   301,479,501
----------------------------------------------------------------------------------------------------------------
Assets, Less Other Liabilities - (9.9%)                                                               29,347,093
----------------------------------------------------------------------------------------------------------------
NET ASSETS - (100.0%)                                                                            $   296,051,799
----------------------------------------------------------------------------------------------------------------

* Non-income producing security.

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2003
--------------------------------------------------------------------------------

NEEDHAM AGGRESSIVE GROWTH FUND
Schedule of Investments (Unaudited)
June 30, 2003

                                                                   Shares                Value
----------------------------------------------------------------------------------------------
COMMON STOCK - (81.7%)
----------------------------------------------------------------------------------------------
AIRLINES - (1.5%)
Jetblue Airways Corp.*                                              5,000          $   211,450
----------------------------------------------------------------------------------------------
BIOTECH & PHARMACEUTICALS - (9.7%)
CV Therapeutics, Inc.*+                                            10,000              296,600
Express Scripts, Inc. Class A*                                      5,000              341,600
Idec Pharmaceutical Corp.*                                          8,000              272,000
Pfizer, Inc.                                                       15,000              512,250
----------------------------------------------------------------------------------------------
                                                                                     1,422,450
----------------------------------------------------------------------------------------------
BROADCASTING - (4.0%)
Clear Channel Communications, Inc.*                                 7,000              296,730
Fox Entertainment Group, Inc. Class A*                             10,000              287,800
----------------------------------------------------------------------------------------------
                                                                                       584,530
----------------------------------------------------------------------------------------------
BUSINESS SERVICES - (8.3%)
Affiliated Computer Services, Inc. Class A*+                       10,000              457,300
Choicepoint, Inc.*                                                 10,000              345,200
First Data Corp.                                                    3,000              124,320
Iron Mountain, Inc.*                                                7,500              278,175
----------------------------------------------------------------------------------------------
                                                                                     1,204,995
----------------------------------------------------------------------------------------------
CABLE TV & EQUIPMENT - (3.0%)
Comcast Corp. Special Class A*+                                    15,000              432,450
----------------------------------------------------------------------------------------------
EDA/CAD - CAM/INTELLECTUAL PROPERTY - (0.2%)
Synplicity, Inc.*                                                   5,037               26,344
----------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & DISTRIBUTION - (2.3%)
Rogers Corp.*                                                      10,000              333,000
----------------------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (6.0%)
Datalink Corporation*                                              10,000               46,700
Datalink Corporation (PP)*                                         25,000              116,750
Seagate Technology Holdings+                                       40,000              706,000
----------------------------------------------------------------------------------------------
                                                                                       869,450
----------------------------------------------------------------------------------------------
ELECTRONICS, ELECTRICAL EQUIPMENT, &
  INSTRUMENTATION - (0.2%)
Robotic Vision Systems, Inc. (PP)*                                 82,705               30,601
----------------------------------------------------------------------------------------------
FINANCIAL SERVICES - (2.2%)
State Street Corp.                                                  8,000              315,200
----------------------------------------------------------------------------------------------
HOSPITAL & PHYSICIAN MANAGEMENT - (2.7%)
Community Health Systems*+                                         20,000              385,800
----------------------------------------------------------------------------------------------
INDUSTRIAL CHEMICALS, RESINS & LAMINATES - (1.4%)
Park Electrochemical Corp.                                         10,000              199,500
----------------------------------------------------------------------------------------------
MEDICAL DEVICES & SUPPLIES - (3.7%)
Medtronic, Inc.                                                     3,000              143,910
Universal Health Services, Inc. Class B*                           10,000              396,200
----------------------------------------------------------------------------------------------
                                                                                       540,110
----------------------------------------------------------------------------------------------
METALS & MINING - (1.7%)
Precision Castparts Corp.                                           8,000              248,800
----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM AGGRESSIVE GROWTH FUND
Schedule of Investments (Unaudited) (Continued)
December 31, 2002

                                                                   Shares                Value
----------------------------------------------------------------------------------------------
OIL/GAS EQUIPMENT & SERVICES - (3.5%)
Itron, Inc.*                                                       10,000          $   215,600
Varco International, Inc.*                                         15,000              294,000
----------------------------------------------------------------------------------------------
                                                                                       509,600
----------------------------------------------------------------------------------------------
OPTICAL COMPONENTS - (2.0%)
Newport Corp.*+                                                     6,000               88,800
Orbotech Ltd.*+                                                    12,000              199,560
----------------------------------------------------------------------------------------------
                                                                                       288,360
----------------------------------------------------------------------------------------------
SEMICONDUCTOR CAPITAL EQUIPMENT - (3.2%)
Form Factor, Inc.*                                                    500                8,850
FSI International (PP)*                                             5,000               19,500
FSI International, Inc.*                                           45,000              175,500
Helix Technology Corp.                                             20,000              264,600
----------------------------------------------------------------------------------------------
                                                                                       468,450
----------------------------------------------------------------------------------------------
SEMICONDUCTOR MANUFACTURERS & COMMUNICATION DEVICES - (6.0%)
Synaptics, Inc.*                                                   30,000              403,800
Taiwan Semiconductor Manufacturing Co. Ltd. ADR*                   20,000              201,600
Xicor, Inc.*+                                                      42,500              266,475
----------------------------------------------------------------------------------------------
                                                                                       871,875
----------------------------------------------------------------------------------------------
SOFTWARE - (7.6%)
Documentum, Inc.*                                                   7,500              147,525
Kronos, Inc.*+                                                      8,000              406,480
NetIQ Corp.*+                                                      20,000              309,200
Netscreen Technologies, Inc.*                                       5,000              112,750
Plumtree Software, Inc.*                                           30,000              123,000
----------------------------------------------------------------------------------------------
                                                                                     1,098,955
----------------------------------------------------------------------------------------------
SPECIALITY RETAILING & MANUFACTURING - (8.0%)
Brookstone, Inc.*                                                   5,000              101,250
Pacific Sunwear of California, Inc.*                               20,000              481,800
Petco Animal Supplies, Inc.*                                       15,000              326,100
Tiffany & Co.                                                       7,500              245,100
----------------------------------------------------------------------------------------------
                                                                                     1,154,250
----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICE & EQUIPMENT - (1.4%)
Harris Corp.+                                                       7,000              210,350
----------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS & EQUIPMENT - (3.1%)
EMS Technologies, Inc.*+                                           20,000              265,400
Motorola, Inc.                                                     20,000              188,600
----------------------------------------------------------------------------------------------
                                                                                       454,000
----------------------------------------------------------------------------------------------
TOTAL COMMON STOCK (Cost $10,770,115)                                               11,860,520
----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2003
--------------------------------------------------------------------------------

                                                                Shares                   Value
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - (20.6%)
PNC Bank Money Market                                           1,540,737          $ 1,540,737
Provident Institutional Fund - Tempcash Portfolio                 725,891              725,891
The RBB Sansom Street Money Market Portfolio                      725,891              725,891
----------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $2,992,519)                                       2,992,519
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - (102.3%) (Cost $13,762,634)                                     14,853,039
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
NAME/EXPIRATION DATE/STRIKE PRICE
----------------------------------------------------------------------------------------------
WARRANTS - (0.1%)
----------------------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (0.1%)
Datalink Corp, May 07, $4.50*                                       4,000                8,931
----------------------------------------------------------------------------------------------
ELECTRONICS, ELECTRICAL EQUIPMENT, &
  INSTRUMENTATION - (0.0%)
Robotic Vision Systems, Inc., May 05, $1.50*                       20,676                  574
----------------------------------------------------------------------------------------------
TOTAL WARRANTS PURCHASED (Cost $11,591)                                                  9,505
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS AND WARRANTS PURCHASED - (102.4%)                                 14,862,544
----------------------------------------------------------------------------------------------
Total Securities Sold Short - (-6.8%)                                                 (980,493)
----------------------------------------------------------------------------------------------
Assets, Less Other Liabilities - (4.4%)                                                629,990
----------------------------------------------------------------------------------------------
NET ASSETS - (100.0%)                                                              $14,512,041
----------------------------------------------------------------------------------------------

 * Non-income producing security.
 + Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
 PPPrivate Placement

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM AGGRESSIVE GROWTH FUND
Schedule of Securities Sold Short (Unaudited)
June 30, 2003

                                                              Shares              Value
------------------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (-6.8%)
------------------------------------------------------------------------------------------
MANUFACTURING & INDUSTRIAL EQUIPMENT - (-0.5%)
Harley-Davidson, Inc.                                           2,000          $    79,720
------------------------------------------------------------------------------------------
SEMICONDUCTOR CAPITAL EQUIPMENT - (-1.6%)
Cabot Microelectronics*                                         2,000              100,940
Rudolph Technologies, Inc.*                                     8,000              127,680
------------------------------------------------------------------------------------------
                                                                                   228,620
------------------------------------------------------------------------------------------
SOFTWARE - (-3.6%)
Avid Technology*                                                1,900               66,633
Eresearch Technology, Inc.*                                    15,000              332,400
Mercury Interactive Corp.*                                      2,000               77,220
Serena Software, Inc.*                                          2,000               41,760
------------------------------------------------------------------------------------------
                                                                                   518,013
------------------------------------------------------------------------------------------
SPECIALITY RETAILING & MANUFACTURING - (-1.1%)
Kohl's Corp.*                                                   3,000              154,140
------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT (Proceeds $814,136)                                    980,493
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT - (-6.8%)                                             (980,493)
------------------------------------------------------------------------------------------
Total Investments - (102.4%)                                                    14,862,544
------------------------------------------------------------------------------------------
Assets, Less Other Liabilities - (4.4%)                                            629,990
------------------------------------------------------------------------------------------
NET ASSETS - (100.0%)                                                          $14,512,041
------------------------------------------------------------------------------------------

* Non-income producing security.

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2003
--------------------------------------------------------------------------------

NEEDHAM SMALL CAP GROWTH FUND
Schedule of Investments (Unaudited)
June 30, 2003

                                                                   Shares                Value
----------------------------------------------------------------------------------------------
COMMON STOCK - (74.1%)
----------------------------------------------------------------------------------------------
BIOTECH & PHARMACEUTICALS - (3.7%)
Eon Labs Inc.*                                                      3,000          $   105,450
First Horizon Pharmaceutical*                                      35,000              138,250
----------------------------------------------------------------------------------------------
                                                                                       243,700
----------------------------------------------------------------------------------------------
BUSINESS SERVICES - (2.6%)
Information Holdings, Inc.*                                         1,500               27,375
Sitel Corp.*                                                       90,000              139,500
----------------------------------------------------------------------------------------------
                                                                                       166,875
----------------------------------------------------------------------------------------------
CONTRACT MANUFACTURING & MATERIALS - (4.8%)
Parlex Corp.*+                                                      2,500               19,228
Pemstar, Inc.*                                                     70,000              293,300
----------------------------------------------------------------------------------------------
                                                                                       312,528
----------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & DISTRIBUTION - (0.0%)
BTU International, Inc.*+                                           1,600                2,976
----------------------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (5.4%)
Datalink Corporation*                                              30,000              140,100
Dataram Corp.*                                                     40,000              122,080
Seagate Technology Holdings                                         5,000               88,250
----------------------------------------------------------------------------------------------
                                                                                       350,430
----------------------------------------------------------------------------------------------
ELECTRONICS, ELECTRICAL EQUIPMENT, &
  INSTRUMENTATION - (1.4%)
Cognex Corp.*                                                       4,000               89,400
----------------------------------------------------------------------------------------------
EXPLORATION, PRODUCTION, REFINING & STORAGE - (1.7%)
Chesapeake Energy Corp.                                            11,000              111,100
----------------------------------------------------------------------------------------------
FINANCIAL SERVICES - (1.6%)
Brantley Capital Corp.*+                                           12,500              105,500
----------------------------------------------------------------------------------------------
GOVERNMENT IT - (2.5%)
PEC Solutions, Inc.*                                               10,000              161,000
----------------------------------------------------------------------------------------------
HOMEBUILDERS - (3.2%)
Hovanian Enterprises*                                               3,500              206,325
----------------------------------------------------------------------------------------------
HOSPITAL & PHYSICIAN MANAGEMENT - (1.4%)
Vitalworks Inc.*                                                   22,500               88,875
----------------------------------------------------------------------------------------------
INDUSTRIAL CHEMICALS, RESINS & LAMINATES - (0.7%)
Southwall Technologies, Inc.*                                      35,000               43,400
----------------------------------------------------------------------------------------------
MANUFACTURING & INDUSTRIAL EQUIPMENT - (7.4%)
Ceradyne, Inc.*                                                    15,000              280,950
Intevac, Inc.*                                                     15,000              100,800
Sypris Solutions Inc.                                              10,000              103,300
----------------------------------------------------------------------------------------------
                                                                                       485,050
----------------------------------------------------------------------------------------------
MEDICAL DEVICES & SUPPLIES - (9.6%)
Cantel Medical Corp.*                                              10,000              134,200
ConMED Corp.*+                                                      7,500              136,950
Exactech Inc.*                                                      7,500              108,000
Thermo Electron Corp.*+                                             5,500              115,610
Zoll Medical Corp.*                                                 4,000              134,240
----------------------------------------------------------------------------------------------
                                                                                       629,000
----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM SMALL CAP GROWTH FUND
Schedule of Investments (Unaudited) (Continued)
June 30, 2003

                                                                Shares                   Value
----------------------------------------------------------------------------------------------
OPTICAL COMPONENTS - (2.0%)
Agere Systems Inc. - Class A*                                      25,000          $    58,250
Agere Systems Inc. - Class B*                                      30,000               69,000
----------------------------------------------------------------------------------------------
                                                                                       127,250
----------------------------------------------------------------------------------------------
SEMICONDUCTOR CAPITAL EQUIPMENT - (7.4%)
3Com Corp.*                                                        10,000               46,800
Brooks Automation Inc.*                                            10,500              119,070
FSI International, Inc.*                                           35,000              136,500
MKS Instruments, Inc.*                                             10,000              180,700
----------------------------------------------------------------------------------------------
                                                                                       483,070
----------------------------------------------------------------------------------------------
SEMICONDUCTOR MANUFACTURERS & COMMUNICATION DEVICES - (2.3%)
Standard Microsystems Corp.*                                       10,000              151,700
----------------------------------------------------------------------------------------------
SOFTWARE - (3.1%)
Mobius Management Systems, Inc.*                                    7,000               52,290
National Instruments Corp.*                                         2,500               94,450
Pervasive Software, Inc.*                                          10,000               53,500
----------------------------------------------------------------------------------------------
                                                                                       200,240
----------------------------------------------------------------------------------------------
SPECIALITY RETAILING & MANUFACTURING - (2.3%)
Barbeques Galore Limited                                            6,000               16,290
Rockford Corp.*                                                     9,100               51,779
Sturm Ruger & Co., Inc.                                             8,000               80,000
----------------------------------------------------------------------------------------------
                                                                                       148,069
----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICE & EQUIPMENT - (3.8%)
ADC Telecommunications, Inc.*                                      15,000               34,920
LCC International Inc.*                                            25,000               68,500
Mobility Electronics, Inc.*                                        35,000              141,750
----------------------------------------------------------------------------------------------
                                                                                       245,170
----------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS & EQUIPMENT - (7.2%)
Anaren Microwave, Inc.*                                             8,960               83,955
Remec, Inc.*+                                                      40,000              278,400
Tessco Technologies, Inc.*                                         15,000              103,500
----------------------------------------------------------------------------------------------
                                                                                       465,855
----------------------------------------------------------------------------------------------
TOTAL COMMON STOCK (Cost $3,720,406)                                                 4,817,513
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - (21.5%)
PNC Bank Money Market                                             763,064              763,064
Provident Institutional Fund - Tempcash Portfolio                 318,499              318,499
The RBB Sansom Street Money Market Portfolio                      318,499              318,499
----------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $1,400,062)                                       1,400,062
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - (95.6%)                                                          6,217,575
----------------------------------------------------------------------------------------------
Total Securities Sold Short - (-3.7%)                                                 (242,625)
Assets, Less Other Liabilities - (8.1%)                                                528,334
----------------------------------------------------------------------------------------------
NET ASSETS - (100.0%)                                                               $6,503,284
----------------------------------------------------------------------------------------------

*  Non-income producing security.
+ Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
PP Private placement

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2003
--------------------------------------------------------------------------------

NEEDHAM SMALL CAP GROWTH FUND
Schedule of Securities Sold Short (Unaudited)
June 30, 2003

                                                              Shares                Value
-----------------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (-3.7%)
-----------------------------------------------------------------------------------------
EDA/CAD - CAM/INTELLECTUAL PROPERTY - (-0.5%)
Synopsys, Inc.*                                                  500          $   30,925
-----------------------------------------------------------------------------------------
MANUFACTURING & INDUSTRIAL EQUIPMENT - (-0.7%)
Stratasys Inc.*                                                1,000              35,170
Transact Technologies Inc.*                                    1,000              12,130
-----------------------------------------------------------------------------------------
                                                                                  47,300
-----------------------------------------------------------------------------------------
NETWORKING & COMMUNICATIONS EQUIPMENT - (-0.4%)
Juniper Networks, Inc.*                                        2,000              24,740
-----------------------------------------------------------------------------------------
SEMICONDUCTOR CAPITAL EQUIPMENT - (-1.1%)
Cabot Microelectronics*                                        1,000              50,470
Rudolph Technologies Inc.*                                     1,500              23,940
-----------------------------------------------------------------------------------------
                                                                                  74,410
-----------------------------------------------------------------------------------------
SEMICONDUCTOR MANUFACTURERS & COMMUNICATION
  DEVICES - (-0.4%)
Silicon Laboratories, Inc.*                                    1,000              26,640
-----------------------------------------------------------------------------------------
SOFTWARE - (-0.6%)
Mercury Interactive Corp.*                                     1,000              38,610
-----------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT (Proceeds $230,708)                                  242,625
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT - (-3.7%)                                           (242,625)
-----------------------------------------------------------------------------------------
Total Investments - (95.6%)                                                    6,217,575
-----------------------------------------------------------------------------------------
Assets, Less Other Liabilities - (8.1%)                                          528,334
-----------------------------------------------------------------------------------------
NET ASSETS - (100.0%)                                                         $6,503,284
-----------------------------------------------------------------------------------------

* Non-income producing security.
+ Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
 PPPrivate placement

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

Statements of Assets and Liabilities (Unaudited)
June 30, 2003

                                                                         NEEDHAM          NEEDHAM
                                                       NEEDHAM         AGGRESSIVE        SMALL CAP
                                                     GROWTH FUND       GROWTH FUND      GROWTH FUND
---------------------------------------------------------------------------------------------------
ASSETS:
---------------------------------------------------------------------------------------------------
Investments, at Value (Cost $302,131,480,
  $13,762,634 and $5,120,468, respectively)          $301,102,015      $14,853,039      $6,217,575
Option and Warrant Contracts Purchased, at
  Value (Cost $2,139,027 and $11,591,
  respectively)                                           377,486           9,505               --
Receivables:
  Dividends and Interest                                  638,725           2,355            1,123
  Investment Securities Sold                           31,430,610         814,136          386,031
  Fund Shares Sold                                        484,964              --          137,857
  Due from Adviser                                             --              --           52,180
Prepaid Expenses and Other Assets                          24,628           7,393           10,883
---------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                     334,058,428      15,686,428        6,805,649
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
LIABILITIES:
---------------------------------------------------------------------------------------------------
Securities Sold Short, at Value (Proceeds
  $30,419,653, $814,136 and $230,708,
  respectively)                                        34,764,795         980,493          242,625
Option Contracts Written, at Value (Proceeds
  $158,745)                                                10,000              --               --
Payables:
  Investment Securities Purchased                         809,572         136,200               --
  Fund Shares Redeemed                                  1,246,354              --           20,000
  Due to Adviser                                          870,433          13,442               --
Accrued Expenses and Other Liabilities                    305,475          44,252           39,740
---------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                 38,006,629       1,174,387          302,365
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
NET ASSETS                                           $296,051,799      $14,512,041      $6,503,284
---------------------------------------------------------------------------------------------------
Shares Outstanding $.001 Par Value
  (Authorized 800,000,000, 100,000,000 and
  100,000,000, respectively)                           12,347,816       1,430,314          500,362
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE                                                $23.98          $10.15           $13.00
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
---------------------------------------------------------------------------------------------------
Paid-in Capital                                      $361,728,946      $15,006,291      $5,519,137
Accumulated Net Realized Loss                         (58,689,744)     (1,416,212)        (101,043)
Net Unrealized Appreciation (Depreciation) of
  Investment Securities                                (6,987,403)        921,962        1,085,190
---------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                     $296,051,799      $14,512,041      $6,503,284
---------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2003
--------------------------------------------------------------------------------

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2003

                                                                          NEEDHAM         NEEDHAM
                                                          NEEDHAM       AGGRESSIVE       SMALL CAP
                                                        GROWTH FUND     GROWTH FUND     GROWTH FUND
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------
Interest                                                $   74,829      $   10,524      $     1,484
Dividends                                                  770,629          12,001            5,585
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                    845,458          22,525            7,069
---------------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------
Investment Advisory Fees                                 1,696,256          85,960           28,621
Distribution Fees                                          339,523          17,184            5,743
Administration and Accounting Fees                         126,570          42,498           38,249
Custodian Fees                                              37,014          11,827           11,233
Legal Fees                                                  34,711          18,624           14,876
Shareholder's Reports                                       39,174           1,507              887
Directors Fees                                              12,894             646              208
Transfer Agent Fees                                         15,000          15,000           13,500
Audit Fees                                                  22,810          16,859           14,876
Filing Fees                                                 19,640           7,599            4,246
Insurance Expense                                            3,880             350              125
Other Expenses                                              93,567           9,641            5,498
---------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                           2,441,039         227,695          138,062
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
LESS: FEES WAIVED AND/OR EXPENSES REIMBURSED                    --         (55,772)         (80,801)
---------------------------------------------------------------------------------------------------
NET EXPENSES                                             2,441,039         171,923           57,261
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                     (1,595,581)       (149,398)         (50,192)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
---------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investment Securities       (8,084,026)     (1,101,710)         133,843
Net Realized Loss on Options                            (5,940,155)             --               --
Change in Unrealized Appreciation of Investment
  Securities and Option Contracts                       66,510,607       2,757,646        1,044,300
---------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENT SECURITIES                       52,486,426       1,655,936        1,178,143
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                            $50,890,845     $1,506,538      $ 1,127,951
---------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                    NEEDHAM AGGRESSIVE            NEEDHAM SMALL CAP
                                     NEEDHAM GROWTH FUND                GROWTH FUND                  GROWTH FUND
------------------------------------------------------------------------------------------------------------------------
                                  Six Months                    Six Months                    Six Months
                                    Ended                          Ended                         Ended        May 22,
                                   June 30,      Year Ended      June 30,      Year Ended      June 30,       2002 to
                                     2003       December 31,       2003       December 31,       2003       December 31,
                                 (Unaudited)        2002        (Unaudited)       2002        (Unaudited)      2002**
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
------------------------------------------------------------------------------------------------------------------------
Net Investment Loss              $ (1,595,581)  $  (3,495,249)  $  (149,398)   $  (279,802)   $   (50,192)  $   (44,995)
Net Realized Gain (Loss) on
  Investment Securities            (8,084,026)    (20,889,349)   (1,101,710)      (303,671)       133,843      (234,886)
Net Realized Gain (Loss) on
  Option Contracts                 (5,940,155)    (12,040,211)           --             --             --            --
Change in Unrealized
  Appreciation (Depreciation)
  of Investment Securities and
  Option Contracts                 66,510,607     (96,059,471)    2,757,646     (2,713,257)     1,044,300        40,890
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                       50,890,845    (132,484,280)    1,506,538     (3,296,730)     1,127,951      (238,991)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM:
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                      --              --            --                            --            --
Net Short-Term Gains                       --              --            --       (331,791)            --            --
Net Long-Term Gains                        --              --            --                            --            --
------------------------------------------------------------------------------------------------------------------------
                                           --              --            --       (331,791)            --            --
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
------------------------------------------------------------------------------------------------------------------------
Shares Issued                      55,500,432     287,588,143       149,813      7,278,012      3,182,992     6,613,950
Shares Issued in Reinvestment
  of Distributions                         --              --            --        326,978             --            --
Shares Redeemed                   (74,914,297)   (238,916,071)   (1,417,412)    (2,881,089)    (2,376,454)   (1,806,164)
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) from
  Capital Share Transactions      (19,413,865)     48,672,071    (1,267,599)     4,723,901        806,538     4,807,786
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                       31,476,980     (83,812,208)      238,939      1,095,380      1,934,489     4,568,795
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Beginning of Period               264,574,819     348,387,027    14,273,102     13,177,722      4,568,795            --
End of Period                    $296,051,799   $ 264,574,819   $14,512,041    $14,273,102    $ 6,503,284   $ 4,568,795
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
(1) SHARES ISSUED AND REDEEMED:
------------------------------------------------------------------------------------------------------------------------
Number of Shares Issued             2,633,569      11,422,140        15,869        671,800        285,552       654,732
Number of Shares Reinvested                --              --            --         36,482             --            --
Number of Shares Redeemed          (3,565,832)    (10,682,668)     (154,891)      (312,737)      (225,337)     (214,584)
------------------------------------------------------------------------------------------------------------------------
                                     (932,263)        739,472      (139,022)       395,545         60,215       440,148
------------------------------------------------------------------------------------------------------------------------

 **The Needham Small Cap Growth Fund commenced operations on May 22, 2002.

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2003
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND
Financial Highlights

                               Six Months Ended    Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
(For a Share Outstanding        June 30, 2003     December 31,   December 31,   December 31,   December 31,   December 31,
Throughout each Period)          (Unaudited)          2002           2001           2000           1999           1998
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period                           $  19.92         $  27.78       $  24.77       $ 26.47        $ 17.27        $ 14.42
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)          (0.17)           (0.25)         (0.29)        (0.12)         (0.03)         (0.30)
Net Realized and Unrealized
  Gains (Losses) on
  Securities                           4.23            (7.61)          3.30          2.57          12.55           3.16
--------------------------------------------------------------------------------------------------------------------------
Total from Investment
  Operations                           4.06            (7.86)          3.01          2.45          12.52           2.86
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                    --               --             --            --             --          (0.01)
Net Realized Gains                       --               --             --         (4.15)         (3.32)            --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                      --               --             --         (4.15)         (3.32)         (0.01)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD                           $  23.98         $  19.92       $  27.78       $ 24.77        $ 26.47        $ 17.27
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                          20.38%#         (28.29)%        12.15%         7.40%         79.72%         19.85%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
  (thousands)                      $296,052         $264,575       $348,387       $76,070        $42,144        $17,946
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average
  Net Assets                           1.80%*           1.75%          1.87%         2.19%          2.50%          2.50%
Ratio of Expenses to Average
  Net Assets (excluding
  waivers and reimbursement
  of expenses)                         1.80%*           1.75%          1.87%         2.19%          2.84%          3.44%
Ratio of Net Investment
  Income (Loss) to Average
  Net Assets                          (1.18)%*         (1.01)%        (1.04)%       (1.07)%        (1.63)%        (1.72)%
Ratio of Net Investment
  Income (Loss) to Average
  Net Assets (excluding
  waivers and reimbursement
  of expenses)                        (1.18)%*         (1.01)%        (1.04)%       (1.07)%        (1.97)%        (2.66)%
Portfolio Turnover Rate                  53%*             78%           150%          187%           145%           586%

 * Annualized.
 # Non-annualized.

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

NEEDHAM AGGRESSIVE GROWTH FUND
Financial Highlights

                                                             Six Months Ended     Year Ended     September 4, to
                  For a Share Outstanding                     June 30, 2003      December 31,     December 31,
                  Throughout each Period                       (Unaudited)           2002            2001**
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $  9.09           $ 11.23           $ 10.00
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                       (0.10)            (0.17)            (0.03)
Net Realized and Unrealized Gains (Losses) on Securities            1.16             (1.76)             1.26
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    1.06             (1.93)             1.23
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------
Net Investment Income                                                 --                --                --
Net Realized Gains                                                    --             (0.21)               --
----------------------------------------------------------------------------------------------------------------
Total Distributions                                                   --             (0.21)               --
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $ 10.15           $  9.09           $ 11.23
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       11.66%#          (17.15)%           12.30%#
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)                            $14,512           $14,273           $13,178
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                             2.50%*            2.50%             2.50%*
Ratio of Expenses to Average Net Assets (excluding waivers
  and reimbursement of expenses)                                    3.31%*            2.77%             4.05%*
Ratio of Net Investment Income (Loss) to Average Net Assets        (2.17)%*          (1.76)%           (1.23)%*
Ratio of Net Investment Income (Loss) to Average Net Assets
  (excluding waivers and reimbursement of expenses)                (2.98)%*          (2.03)%           (2.78)%*
Portfolio Turnover Rate                                               75%*              58%               45%*

 * Annualized.
 # Non-annualized.
 **The Needham Aggressive Growth Fund commenced operations on September 4, 2001.

See accompanying notes to financial statements.

                                                          SEMIANNUAL REPORT 2003
--------------------------------------------------------------------------------

NEEDHAM SMALL CAP GROWTH FUND
Financial Highlights

                                                                Six Months Ended        May 22 to
For a Share Outstanding                                           June 30, 2003       December 31,
Throughout each Period                                             (Unaudited)           2002**
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $10.38              $10.00
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                          (0.09)              (0.28)
Net Realized and Unrealized Gains (Losses) on Securities               2.71                0.66
----------------------------------------------------------------------------------------------------
Total from Investment Operations                                       2.62                0.38
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------------------------------
Net Investment Income                                                    --                  --
Net Realized Gains                                                       --                  --
----------------------------------------------------------------------------------------------------
Total Distributions                                                      --                  --
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $13.00              $10.38
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                                          25.24%#              3.80%#
----------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)                                $6,503              $4,569
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                2.50%*              2.50%*
Ratio of Expenses to Average Net Assets
  (excluding waivers and reimbursement of expenses)                    6.03%*              6.06%*
Ratio of Net Investment Income (Loss) to Average Net Assets          (2.19)%*             (2.04)%*
Ratio of Net Investment Income (Loss) to Average Net Assets
  (excluding waivers and reimbursement of expenses)                  (5.72)%*             (5.60)%*
Portfolio Turnover Rate                                                 126%*               107%*

 * Annualized.
 # Non-annualized.
 **The Needham Small Cap Growth Fund commenced operations on May 22, 2002.

See accompanying notes to financial statements.

Needham Funds
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)

1. ORGANIZATION

Needham Growth Fund ("NGF"), Needham Aggressive Growth Fund ("NAGF"), and Needham Small Cap Growth Fund ("NSCGF") or ("the Portfolios"), are portfolios of The Needham Funds, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Needham Funds, Inc. was organized as a Maryland corporation on October 12, 1995.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: Investments in securities (including options) listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Effective May 5, 2003, securities regularly traded in the over-the-counter market are valued at the NASDAQ Official Closing Price ("NOCP"). If no sales price or NOCP is available for a listed or NASDAQ security, or if the security is not listed on NASDAQ, such security is valued at a price equal to the mean of the latest bid and ask prices. All other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors.

Other: Security transactions are accounted for on the date the securities are purchased or sold. The cost (proceeds) of investments sold (bought to cover) are determined on a specific identification basis for the purpose of determining gains or losses on sales and buys to cover on short positions. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

The Fund has engaged Needham Investment Management L.L.C. (the "Adviser") to manage its investments. The Fund pays the Adviser a fee at the annual rate of 1.25% of the average daily net asset value of each Portfolio.

The Adviser has voluntarily agreed to waive its fee for, and to reimburse expenses of, the Fund in an amount that operates to limit annual operating expenses for the six months ended June 30, 2003 to not more than 2.50% of average daily net assets. For the six months ended June 30, 2003, the Adviser waived advisory fees in the amount of $55,772 and $28,621 for NAGF and NSCGF, respectively. The Adviser waived none of its fees for NGF during the six months ended June 30, 2003. During the six months ended June 30, 2003, the Adviser also reimbursed NSCGF for expenses in the amount of $52,180.

PFPC Inc. ("PFPC") acts as the Fund's Administrator. The Fund pays PFPC a fee at the annual rate of 0.10% of the average daily net asset value of the Fund, subject to certain minimums. PFPC also acts as the Fund's shareholder servicing agent and transfer agent.

Certain officers and directors of the Fund are also officers and directors of the Adviser.

4. FEDERAL INCOME TAXES

No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income and capital gains to shareholders. Because income tax regulations differ from accounting principles generally accepted in the United States of America, the timing and character of income and capital gain distributions determined in accordance with tax regulations can differ from income and capital gains recognized for financial reporting purposes. Accordingly, the character of distributions and the composition of net assets for tax purposes can differ from those reflected in the financial statements.

                                                          SEMIANNUAL REPORT 2003
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited) (Continued)

These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net realized gain (loss) or accumulated net investment income (loss), as appropriate, in the period the differences arise. These reclassifications have no effect on net assets or net asset value per share.

The components of distributable earnings on a tax basis do not differ materially from book basis distributable earnings, which are disclosed in the Statements of Assets and Liabilities.

During the year ended December 31, 2002, NGF, NAGF and NSCGF each reclassified the current year's accumulated net investment loss to paid-in capital, in the amounts of $3,495,249, $279,802 and $44,995, respectively.

Capital losses after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. After October 31, 2002, NGF, NAGF and NSCGF incurred and will elect to defer net capital losses in the approximate amounts of $3,864,000, $131,000, and $181,000, respectively.

At June 30, 2003, gross unrealized appreciation and depreciation for federal income tax purposes of investment securities was in the following approximate amounts:

                              Gross          Gross
                         Unrealized     Unrealized
                       Appreciation   Depreciation           Net
----------------------------------------------------------------
Needham Growth Fund    $ 29,102,664   $(36,090,068)  $(6,987,403)
Needham Aggressive
  Growth Fund             1,376,648       (454,686)      921,962
Needham Small Cap
  Growth Fund             1,161,542        (76,352)    1,085,190
----------------------------------------------------------------

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at December 31, its fiscal year end. As of December 31, 2002, the Portfolios had capital loss carryforwards for federal income tax purposes as follows:

                                Expires on December 31,
---------------------------------------------------------------
                               2009          2010         Total
---------------------------------------------------------------
Needham Growth Fund      $1,284,000   $39,319,000   $40,603,000
Needham Aggressive
  Growth Fund                    --       173,000       173,000
Needham Small Cap
  Growth Fund                    --        18,000        18,000
---------------------------------------------------------------

No distributions were paid by the Fund during the six months ended June 30, 2003.

5. TEMPORARY BORROWINGS

The Fund has entered into an agreement with the Custodial Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated daily based on the Federal Funds Rate plus one percent. The Fund may borrow from banks up to 25% of its total assets and may pledge its assets in connection with these borrowings, provided that no additional investments shall be made while borrowings exceed 5% of total assets. During the six months ended June 30, 2003, borrowings were as follows:

                                                                         Maximum
                       Weighted    Weighted                               Amount
                       Average     Average      Number of    Interest    Borrowed
                       Interest      Loan         Days       Expense      During
                         Rate      Balance     Outstanding   Incurred   the Period
----------------------------------------------------------------------------------
Needham Growth Fund     2.26%     $1,784,718       39         $4,303    $3,000,000
Needham Small Cap
  Growth Fund
                        2.24%     $  214,706       17            228       400,000
----------------------------------------------------------------------------------

NAGF did not have any borrowings during the six months ended June 30, 2003. There were no outstanding borrowings by the Fund at June 30, 2003.

Needham Funds
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited) (Continued)

6. DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund pays Needham & Company, Inc. and any other distributor or financial institution with which the Fund has an agreement, a fee at an annual rate of 0.25 of 1% of the Fund's daily average net assets covered by each such agreement. For the six months ended June 30, 2003, NGF, NAGF and NSCGF incurred distribution fees in the amount of $339,523, $17,184 and $5,743, respectively, a portion of which were paid to Needham & Company, Inc.

7. INVESTMENT TRANSACTIONS

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the six months ended June 30, 2003.

                               Purchases        Sales
---------------------------------------------------------
NEEDHAM GROWTH FUND
Long transactions             $ 68,217,053   $143,458,332
Short sale transactions        214,125,741    200,888,596
---------------------------------------------------------
Total                         $282,342,794   $344,346,928
---------------------------------------------------------
NEEDHAM AGGRESSIVE GROWTH
  FUND
Long transactions             $  4,082,854   $  5,202,057
Short sale transactions          1,501,979      1,547,126
---------------------------------------------------------
Total                         $  5,584,833   $  6,749,183
---------------------------------------------------------
NEEDHAM SMALL CAP GROWTH
  FUND
Long transactions             $  2,648,095   $  3,236,790
Short sale transactions            748,477        762,757
---------------------------------------------------------
Total                         $  3,396,572   $  3,999,547
---------------------------------------------------------

8. OPTION TRANSACTIONS

The Portfolios may write call and put options on securities they own or have the right to acquire, and may purchase put and call options on individual securities and indices written by others. Put and call options give the holder the right to sell or purchase, respectively, a specified amount of a security at a specified price on a certain date.

The Portfolios are subject to market risk associated with changes in the value of the underlying financial instrument, as well as the risk of loss of appreciation if a counterparty fails to perform. For exchange-traded contracts, the exchange acts as the counterparty to specific transactions, and therefore, bears the risk of delivery to and from counterparties of specific positions.

Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options on stock indices differ from options on securities in that the exercise of an option on a stock index does not involve delivery of the actual underlying security and is settled in cash only. Call and put options purchased at June 30, 2003 and their related market values are included in the accompanying Schedules of Investments.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which have expired are recorded by the Portfolio on the expiration date as realized gains from option transactions. When a Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the option was written. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has a realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option.

A summary of options written by NGF for the six months ended June 30, 2003 is as follows:

                                  Number of      Premium
Options Written                   Contracts     Received
--------------------------------------------------------
Options outstanding at beginning
  of period                           4,087   $1,099,498
Options written                          --           --
Options repurchased                  (2,337)    (685,019)
Options expired                      (1,000)    (167,995)
Options exercised                      (250)     (87,739)
--------------------------------------------------------
Options outstanding at June 30,
  2003                                  500   $  158,745
--------------------------------------------------------

                                                          SEMIANNUAL REPORT 2003
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited) (Continued)

9. SHORT SALE TRANSACTIONS

During the six months ended June 30, 2003, the Portfolios sold securities short. An equivalent amount of securities owned by the Portfolios are segregated as collateral while the short sales are outstanding. At June 30, 2003, the market value of securities separately segregated to cover short positions was approximately $103,176,000, $2,856,000 and $385,000 for NGF, NAGF and NSCGF, respectively. For financial statement purposes, an amount equal to the settlement amount is included in the accompanying Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked- to-market to reflect the current value of the short position. Securities sold short at June 30, 2003 and their related market values and proceeds are set forth in the accompanying Schedules of Securities Sold Short.

10. FINANCIAL INSTRUMENTS

The Fund has always maintained a policy of valuing its securities positions and derivative instruments at market values or estimated fair values and of including any realized gains or losses in income.

In the normal course of its business, the Portfolios may trade various financial instruments with off-balance sheet risk. These financial instruments include securities sold short and exchange traded options. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market values of the securities underlying the financial instruments may be in excess of the amounts recognized in the financial statements.

Securities sold short represent obligations of the Portfolios to make future delivery of specific securities and, correspondingly, create an obligation to purchase the securities at market prices prevailing at the later delivery date (or to deliver the securities if already owned by the Portfolios). As a result, short sales create the risk that the Portfolios' ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received on the liability recorded in the financial statements.

[PHOTO OF VINCENT E. GALLAGHER]              [PHOTO OF JAMES K. KLOPPENBURG]
     VINCENT E. GALLAGHER                          JAMES K. KLOPPENBURG
      Needham Growth Fund                           Needham Growth Fund
Needham Small Cap Growth Fund                 Needham Aggressive Growth Fund





                       Your Portfolio Managers At Needham

[NEEDHAM FUNDS GRAPHIC]

445 Park Avenue
New York, New York 10022-2606
1-800-625-7071

Investment Adviser:
Needham Investment Management L.L.C.
445 Park Avenue
New York, NY 10022-2606

President
John C. Michaelson

Executive Vice Presidents
and Portfolio Managers
Vincent E. Gallagher
    Needham Growth Fund
    Needham Small Cap Growth Fund
James K. Kloppenburg
    Needham Growth Fund
    Needham Aggressive Growth Fund

Directors
George A. Needham
John C. Michaelson
Roger W. Johnson
James P. Poitras
F. Randall Smith

Distributor:
Needham & Company, Inc.
445 Park Avenue
New York, NY 10022-2606
212-371-8300

Administrator, Shareholder Servicing
Agent and Transfer Agent:
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809
1-800-625-7071

Custodian:
PFPC Trust Company
8800 Tinicum Boulevard
3rd Floor Suite 200
Philadelphia, PA 19153

Counsel:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, NY 10103

Independent Accountants:
Ernst & Young LLP
5 Times Square
New York, NY 10036

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  (RESERVED)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  (RESERVED)

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant is made known to them by others particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

         (b) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2) are filed herewith.

         (c) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     The Needham Funds, Inc.


                                     By: /s/ John C. Michaelson
                                        ----------------------------------------
                                         Name:  John C. Michaelson
                                         Title:  President (Principal Executive
                                                 Officer)
Date: September 4, 2003


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                      By: /s/ John C. Michaelson
                                         -------------------------------
                                          Name:  John C. Michaelson
                                          Title: President (Principal Executive
                                                 Officer)
Date: September 4, 2003


                                      By: /s/ Glen W. Albanese
                                         -------------------------------
                                          Name:  Glen W. Albanese
                                          Title: Treasurer and Secretary
                                                 (Principal Financial and
                                                 Accounting Officer)
Date: September 4, 2003